UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2011

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

HSW International, Inc.
(Former Name, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of
        Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, at the 2011 Annual Meeting of Stockholders of Remark Media, Inc., formerly known as HSW International, Inc. (the “Company”), the stockholders approved an amendment to the Company’s 2010 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock that may be issued under the Plan by 250,000 shares to 525,000 shares.  The Plan is described in greater detail in Proposal Four in the Company’s definitive proxy statement for the 2011 Annual Meeting of Stockholders (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 14, 2011.  The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Company's 2010 Equity Incentive Plan.

Item 5.07.                    Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders on December 30, 2011.  At the annual meeting, the Company’s stockholders:

(1) re-elected four members of the Board of Directors to hold office until the next annual meeting of stockholders;

(2) ratified the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending 2011;

(3) approved the amendment of the Company’s Certificate of Incorporation to change its name to “Remark Media, Inc.”; and

(4) approved an increase in the number of shares reserved for issuance under the Company’s 2010 Equity Incentive Plan by 250,000 shares to a total of 525,000 shares.

The stockholders voted on these four matters as follows:

Election of Directors
Nominee	For	Withheld	Broker Non-Votes
Scott Booth	3,701,219	1,468	924,439
Theodore P. Botts	3,701,203	1,484	924,439
Gregory M. Swayne	3,553,469	149,218	924,439
Kai-Shing Tao	3,479,736	222,951	924,439

The following proposals were adopted by the margins indicated:
Description of Proposals	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants	4,548,949	78,177	0	0
Approval of Amendment to the Company’s Certificate of Incorporation	4,554,631	0	72,495	0
Approval of Increasing the Number of Shares Reserved for Issuance under the Company’s 2010 Equity Incentive Plan	3,500,142	202,345	200	924,439

Item 8.01.                      Other Events.

Effective upon filing of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 30, 2011, the Company changed its name from “HSW International, Inc.” to “Remark Media, Inc.”  Effective January 3, 2012, the Company’s ticker symbol on the Nasdaq Capital Market changed from “HSWI” to “MARK,” and the Company’s CUSIP changed from “40431N104” to “75954W107”.

On January 5, 2012, the Company issued a press release announcing the completion of the Company’s name change and the appointment of a new executive management team.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01.                  Financial Statements and Exhibits.

    Exhibits

Exhibit No.                Description

99.1                            Press release dated January 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: January 5, 2012	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel